UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2010 (May 16, 2010)

Niska Gas Storage Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34733	27-1855740
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1001 Fannin Street, Suite 2500
Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(281) 404-1890
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into Material Definitive Agreement.

On May 17, 2010, Niska Gas Storage Partners LLC (the “Company”) completed its initial public offering (the “Offering”) of 17,500,000 common units representing limited liability company interests (“Common Units”) at $20.50 per common unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-165007) (the “Registration Statement”), initially filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended, (the “Securities Act”) on February 22, 2010.

Niska Gas Storage Partners LLC 2010 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the Company adopted the Niska Gas Storage Partners LLC 2010 Long-Term Incentive Plan (the “Plan”), effective as of May 16, 2010; the Plan will be used for employees, directors and consultants of the Company and employees and consultants of its affiliates who perform services for the Company and its affiliates. The Plan consists of unit awards, restricted units, phantom units, unit options, unit appreciation rights, performance or incentive awards, other unit-based awards, distribution equivalent rights and substitute awards. The Plan limits the number of Common Units that may be delivered pursuant to awards under the plan to 3,380,474 units. The Company’s board of directors in its discretion may initiate, terminate, suspend or discontinue the Plan at any time with respect to any award that has not yet been granted.  The Company’s board of directors also has the right to alter or amend the Plan or any part of the Plan from time to time, including increasing the number of Common Units that may be granted subject to unitholder approval as required by the exchange upon which the Common Units are listed at that time.  However, no change in any outstanding grant may be made that would materially impair the rights of the participant without the consent of the participant. The material terms of the Plan are more fully described in the Prospectus that forms a part of the Registration Statement in the section entitled “Management—Long-Term Incentive Plan” of the Prospectus, which is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is not complete and each is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On May 17, 2010, as contemplated by the Contribution Agreement, the Company and Niska Sponsor Holdings Coöperatief U.A. (“Holdco”) entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, in certain circumstances, the Company will be obligated to file a registration statement covering the potential sale of common and subordinated units issued to Holdco and the common units issuable upon the conversion of the subordinated units upon request of Holdco.

The foregoing description and the description contained in the Prospectus is not complete and each is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

Each of the Company, Niska Gas Storage US, LLC, Niska Gas Storage Canada ULC, AECO Gas Storage Partnership, Niska Holdco ULC, Niska Partners Coöperatief U.A., Niska II Holdings, L.P., Holdco, Niska GP ULC,  Niska II GP LLC, Niska Gas Storage Canada GP, LLC, Niska GS Holdings I, L.P., Niska GS Holdings II, L.P., Niska Gas Storage Management LLC (the “Manager”) and Niska Gas Storage Canada, L.P. are direct or indirect subsidiaries of Niska GS Holdings US, L.P. (“US Holdings”) and Niska GS Holdings Canada, L.P. (together with US Holdings, “Niska Holdings”).   As a result, certain individuals, including officers and directors of the Company, serve as officers and/or directors of more than one of such entities.  Niska Holdings owns Holdco which directly and indirectly owns all of the issued and outstanding limited liability company interests in the Company other than Common Units issued to the public.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC

On May 17, 2010, in connection with the closing of the Offering, the Company amended and restated its Operating Agreement (as amended, the “Operating Agreement”). A description of the Operating Agreement is contained in the section entitled “The Operating Agreement” of the Prospectus and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is not complete and each is qualified in its entirety by reference to the full text of the Operating Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 7.01       Regulation FD Disclosure.

On May 18, 2010, the Company announced the completion of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

3.1	First Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC dated May 17, 2010.

10.1	Niska Gas Storage Partners LLC 2010 Long-Term Incentive Plan effective as of May 16, 2010.

10.2	Registration Rights Agreement between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A. dated May 17, 2010.

99.1	Press Release dated May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NISKA GAS STORAGE PARTNERS LLC

Dated: May 19, 2010	By:	/s/ Jason A. Dubchak
		Name:	Jason A. Dubchak
		Title:	Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

3.1	First Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC dated May 17, 2010.

10.1	Niska Gas Storage Partners LLC 2010 Long-Term Incentive Plan effective as of May 16, 2010.

10.2	Registration Rights Agreement between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A. dated May 17, 2010.

99.1	Press Release dated May 18, 2010.